Weyerhaeuser Company	Exhibit 99.2

Q1.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	December 31, 2019	March 31, 2020	March 31, 2019
Net sales	$1,548	$1,728	$1,643
Costs of sales	1,301	1,382	1,322
Gross margin	247	346	321
Selling expenses	22	22	21
General and administrative expenses	94	74	89
Charges for integration and restructuring, closures and asset impairments	80	1	—
Other operating costs (income), net	(38)	9	37
Operating income	89	240	174
Non-operating pension and other postretirement benefit costs	(21)	(9)	(470)
Interest income and other	8	1	10
Interest expense, net of capitalized interest	(89)	(85)	(107)
Earnings (loss) before income taxes	(13)	147	(393)
Income taxes	(1)	3	104
Net earnings (loss)	$(14)	$150	$(289)

Per Share Information

	Q4	Q1
	December 31, 2019	March 31, 2020	March 31, 2019
Earnings (loss) per share, basic and diluted	$(0.02)	$0.20	$(0.39)
Dividends paid per common share	$0.34	$0.34	$0.34
Weighted average shares outstanding (in thousands):
Basic	745,886	746,534	746,603
Diluted	745,886	747,155	746,603
Common shares outstanding at end of period (in thousands)	745,300	746,206	744,767

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	December 31, 2019	March 31, 2020	March 31, 2019
Net earnings (loss)	$(14)	$150	$(289)
Non-operating pension and other postretirement benefit costs	21	9	470
Interest income and other	(8)	(1)	(10)
Interest expense, net of capitalized interest	89	85	107
Income taxes	1	(3)	(104)
Operating income	89	240	174
Depreciation, depletion and amortization	128	123	123
Basis of real estate sold	11	62	48
Special items included in operating income	32	(12)	20
Adjusted EBITDA(1)	$260	$413	$365

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2020 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	December 31, 2019	March 31, 2020	March 31, 2019
Net earnings (loss)	$(14)	$150	$(289)
Early extinguishment of debt charge(1)	—	—	9
Gain on sale of timberlands	(48)	—	—
Legal charge (benefit)	—	(12)	15
Pension settlement charges	5	—	345
Restructuring, impairments and other charges	80	—	—
Net earnings before special items(2)	$23	$138	$80

	Q4	Q1
	December 31, 2019	March 31, 2020	March 31, 2019
Net earnings (loss) per diluted share	$(0.02)	$0.20	$(0.39)
Early extinguishment of debt charge(1)	—	—	0.01
Gain on sale of timberlands	(0.07)	—	—
Legal charge (benefit)	—	(0.02)	0.02
Pension settlement charges	0.01	—	0.47
Restructuring, impairments and other charges	0.11	—	—
Net earnings per diluted share before special items(2)	$0.03	$0.18	$0.11

(1) During first quarter 2019, we recorded a $12 million pretax ($9 million after-tax) charge related to the early extinguishment of debt. This charge is included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	December 31, 2019	March 31, 2020	March 31, 2019
Pension and postretirement costs:
Pension and postretirement service costs	$8	$10	$8
Non-operating pension and other postretirement benefit costs	21	9	470
Total company pension and postretirement costs	$29	$19	$478

Weyerhaeuser Company

Q1.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	December 31, 2019	March 31, 2020	March 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$139	$1,458	$259
Receivables, net	309	390	398
Receivables for taxes	98	24	163
Inventories	416	480	451
Assets held for sale	140	—	—
Prepaid expenses and other current assets	147	141	141
Current restricted financial investments held by variable interest entities	362	—	362
Total current assets	1,611	2,493	1,774
Property and equipment, net	1,969	1,911	1,917
Construction in progress	130	153	102
Timber and timberlands at cost, less depletion	11,929	11,847	12,586
Minerals and mineral rights, less depletion	281	278	291
Deferred tax assets	72	147	18
Other assets	414	399	444
Total assets	$16,406	$17,228	$17,132

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$577	$—
Current debt (nonrecourse to the company) held by variable interest entities	—	—	302
Borrowings on line of credit	230	550	245
Accounts payable	246	241	243
Accrued liabilities	530	448	411
Total current liabilities	1,006	1,816	1,201
Long-term debt, net	6,147	6,299	6,156
Deferred tax liabilities	6	10	34
Deferred pension and other postretirement benefits	693	669	542
Other liabilities	377	352	398
Total liabilities	8,229	9,146	8,331
Total equity	8,177	8,082	8,801
Total liabilities and equity	$16,406	$17,228	$17,132

Weyerhaeuser Company

Q1.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2019	March 31, 2020	March 31, 2019
Cash flows from operations:
Net earnings (loss)	$(14)	$150	$(289)
Noncash charges (credits) to earnings (loss):
Depreciation, depletion and amortization	128	123	123
Basis of real estate sold	11	62	48
Deferred income taxes, net	(5)	(82)	(123)
Pension and other postretirement benefits	29	19	478
Share-based compensation expense	7	7	9
Charges for impairment of assets	80	—	—
Net gains on sale of nonstrategic timberlands	(48)	—	—
Change in:
Receivables, less allowances	60	(82)	(77)
Receivables and payables for taxes	51	79	(31)
Inventories	(21)	(72)	(60)
Prepaid expenses and other current assets	1	(2)	(5)
Accounts payable and accrued liabilities	50	(91)	(82)
Pension and postretirement benefit contributions and payments	(9)	(10)	(14)
Other	(28)	(15)	9
Net cash from operations	$292	$86	$(14)
Cash flows from investing activities:
Capital expenditures for property and equipment	$(128)	$(47)	$(41)
Capital expenditures for timberlands reforestation	(15)	(21)	(18)
Proceeds from note receivable held by variable interest entities	—	362	253
Proceeds from sale of nonstrategic timberlands	297	145	—
Other	1	2	18
Net cash from investing activities	$155	$441	$212
Cash flows from financing activities:
Cash dividends on common shares	$(253)	$(254)	$(254)
Net proceeds from issuance of long-term debt	—	732	739
Payments of long-term debt	—	—	(512)
Proceeds from borrowings on line of credit	220	550	245
Payments on line of credit	(430)	(230)	(425)
Proceeds from exercise of stock options	5	6	2
Repurchases of common shares	—	—	(60)
Other	(3)	(12)	(8)
Net cash from financing activities	$(461)	$792	$(273)

Net change in cash and cash equivalents	$(14)	$1,319	$(75)
Cash and cash equivalents at beginning of period	153	139	334
Cash and cash equivalents at end of period	$139	$1,458	$259

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$60	$108	$127
Income taxes, net of refunds	$(48)	$—	$50

Weyerhaeuser Company	Timberlands Segment

Q1.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2019	Q1.2020	Q1.2019
Sales to unaffiliated customers	$388	$381	$431
Intersegment sales	122	122	125
Total net sales	510	503	556
Costs of sales	402	375	413
Gross margin	108	128	143
Selling expenses	—	—	1
General and administrative expenses	23	24	22
Charges for integration and restructuring, closures and asset impairments	80	—	—
Other operating income, net	(48)	(1)	—
Operating income and Net contribution to earnings	$53	$105	$120

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2019	Q1.2020	Q1.2019
Operating income	$53	$105	$120
Depreciation, depletion and amortization	73	68	73
Special items	32	—	—
Adjusted EBITDA(1)	$158	$173	$193

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2019	Q1.2020	Q1.2019
Gain on sale of timberlands	$(48)	$—	$—
Restructuring, impairments and other charges	$80	$—	$—

Selected Segment Items

in millions	Q4.2019	Q1.2020	Q1.2019
Total decrease (increase) in working capital(2)	$(12)	$(3)	$(24)
Cash spent for capital expenditures	$(33)	$(30)	$(26)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(3)

		Q4.2019	Q1.2020	Q1.2019
Third Party	Delivered logs:
Net Sales	West	$169	$177	$205
(millions)	South	157	150	159
	North	22	17	29
	Total delivered logs	348	344	393
	Stumpage and pay-as-cut timber	13	5	9
	Recreational and other lease revenue	16	15	15
	Other revenue	11	17	14
	Total	$388	$381	$431
Delivered Logs	West	$102.12	$104.91	$106.92
Third Party Sales	South	$34.71	$34.27	$35.35
Realizations (per ton)	North	$56.95	$60.51	$59.68
Delivered Logs	West	1,660	1,684	1,920
Third Party Sales	South	4,538	4,365	4,499
Volumes (tons, thousands)	North	372	284	494
Fee Harvest Volumes	West	2,214	2,310	2,385
(tons, thousands)	South	6,617	6,130	6,492
	North	477	386	627

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2019	Q1.2020	Q1.2019
Net sales	$46	$112	$118
Costs of sales	18	70	56
Gross margin	28	42	62
General and administrative expenses	7	6	7
Other operating income, net	(1)	—	—
Operating income and Net contribution to earnings	$22	$36	$55

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2019	Q1.2020	Q1.2019
Operating income	$22	$36	$55
Depreciation, depletion and amortization	4	3	3
Basis of real estate sold	11	62	48
Adjusted EBITDA(1)	$37	$101	$106

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2019	Q1.2020	Q1.2019
Cash spent for capital expenditures	$—	$—	$—

Segment Statistics

		Q4.2019	Q1.2020	Q1.2019
Net Sales	Real Estate	$25	$95	$96
(millions)	Energy and Natural Resources	21	17	22
	Total	$46	$112	$118
Acres Sold	Real Estate	9,394	44,974	38,834
Price per Acre	Real Estate	$2,308	$1,992	$2,424
Basis as a Percent of Real Estate Net Sales	Real Estate	44%	65%	50%

Weyerhaeuser Company	Wood Products Segment

Q1.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2019	Q1.2020	Q1.2019
Net sales	$1,115	$1,235	$1,094
Costs of sales	994	1,040	967
Gross margin	121	195	127
Selling expenses	21	21	19
General and administrative expenses	35	36	35
Charges for integration and restructuring, closures and asset impairments	—	1	—
Other operating costs, net	5	3	4
Operating income and Net contribution to earnings	$60	$134	$69

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2019	Q1.2020	Q1.2019
Operating income	$60	$134	$69
Depreciation, depletion and amortization	50	50	46
Adjusted EBITDA(1)	$110	$184	$115

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2019	Q1.2020	Q1.2019
Total decrease (increase) in working capital(2)	$49	$(186)	$(155)
Cash spent for capital expenditures	$(109)	$(38)	$(30)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q4.2019	Q1.2020	Q1.2019
Structural Lumber	Third party net sales	$466	$508	$444
(volumes presented	Third party sales realizations	$389	$416	$392
in board feet)	Third party sales volumes(3)	1,197	1,222	1,133
	Production volumes	1,178	1,209	1,145
Oriented Strand	Third party net sales	$157	$190	$160
Board	Third party sales realizations	$216	$246	$223
(volumes presented	Third party sales volumes(3)	726	770	717
in square feet 3/8")	Production volumes	757	777	729
Engineered Solid	Third party net sales	$122	$127	$116
Section	Third party sales realizations	$2,166	$2,149	$2,218
(volumes presented	Third party sales volumes(3)	5.6	5.9	5.2
in cubic feet)	Production volumes	5.4	6.1	5.9
Engineered	Third party net sales	$77	$78	$70
I-joists	Third party sales realizations	$1,678	$1,667	$1,709
(volumes presented	Third party sales volumes(3)	45	47	41
in lineal feet)	Production volumes	43	47	44
Softwood Plywood	Third party net sales	$31	$39	$44
(volumes presented	Third party sales realizations	$337	$348	$383
in square feet 3/8")	Third party sales volumes(3)	94	113	115
	Production volumes	84	97	98
Medium Density	Third party net sales	$39	$44	$38
Fiberboard	Third party sales realizations	$826	$841	$846
(volumes presented	Third party sales volumes(3)	48	52	44
in square feet 3/4")	Production volumes	49	56	45

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2020 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and postretirement costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q4.2019	Q1.2020	Q1.2019
Unallocated corporate function and variable compensation expense	$(30)	$(19)	$(19)
Liability classified share-based compensation	(2)	10	(4)
Foreign exchange gain (loss)	—	(8)	(3)
Elimination of intersegment profit in inventory and LIFO	(1)	(13)	(5)
Other, net	(13)	(5)	(39)
Operating income (loss)	(46)	(35)	(70)
Non-operating pension and other postretirement benefit costs	(21)	(9)	(470)
Interest income and other	8	1	10
Net charge to earnings	$(59)	$(43)	$(530)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2019	Q1.2020	Q1.2019
Operating income (loss)	$(46)	$(35)	$(70)
Depreciation, depletion and amortization	1	2	1
Special items	—	(12)	20
Adjusted EBITDA(1)	$(45)	$(45)	$(49)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q4.2019	Q1.2020	Q1.2019
Legal benefit (charge)	—	12	(20)
Special items included in operating income (loss)	—	12	(20)
Pension settlement charges	(6)	—	(455)
Special items included in net charge to earnings	$(6)	$12	$(475)

Unallocated Selected Items

in millions	Q4.2019	Q1.2020	Q1.2019
Cash spent for capital expenditures	$(1)	$—	$(3)